MANAGEMENT PRESENTATION APRIL 15, 2014 ENTERPRISE ASSET INTELLIGENCE FOR THE CONNECTED AGE Exhibit 99.3

Enterprise Asset Intelligence for the Connected Age
FORWARD-LOOKING STATEMENT

Statements made in this presentation which are not statements of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation
Reform Act of 1995. Actual results may differ from those expressed or implied in the company’s forward-looking statements. Zebra may elect to update forward-looking statements but expressly disclaims any obligation to do so, even if the company’s estimates change.
These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, the Enterprise Business, market conditions, general domestic and international economic conditions, and other factors.
These factors include the completion of the acquisition of the Enterprise Business from Motorola
Solutions, including the successful financing of the transaction, the successful integration of the operations by Zebra, and Zebra’s ability to implement plans, forecasts and other expectations with respect to the Enterprise Business after the acquisition is completed. Customer acceptance of
Zebra’s products and solutions and competitors’ product offerings, and the potential effects of technological changes are inherent risks associated with the combined business. Foreign exchange rates and uncertainty over future global economic conditions will have an effect on financial results.
These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and
Exchange Commission. In particular, please refer to Zebra’s latest filing of its Form 10-K.

Enterprise Asset Intelligence for the Connected Age TODAY’S SPEAKERS 3 Anders Gustafsson Chief Executive Officer Michael C. Smiley Chief Financial Officer

Enterprise Asset Intelligence for the Connected Age WE SIT AT THE INTERSECTION OF THE PHYSICAL AND THE DIGITAL 4

Enterprise Asset Intelligence for the Connected Age
CREATING THE GLOBAL LEADER IN
ENTERPRISE ASSET INTELLIGENCE

CIO’s first call for
enterprise asset
intelligence
Solutions for the
smart enterprise
Riding well-defined
secular growth
waves
• Global leader in
specialty printing,
RFID and location
& motion tracking
solutions
• Enabling businesses
to translate the
physical into digital
insights
• Culture of innovation
• Established leader in
mobile enterprise
computing, data capture
and RFID
• Strong services
component
• Scale in procurement,
manufacturing and
logistics
• Strong and broad global
partner network
Motorola Solutions
Enterprise Business

Enterprise Asset Intelligence for the Connected Age
ACQUISITION HIGHLIGHTS

• Acquisition of the Enterprise Business of
Motorola Solutions
• Excludes iDEN, the professional commercial
radio product line
• Includes ~3,700 issued and pending patents
• Includes  ~4,500 employees
• Attractive financial proposition for shareholders

Enterprise Asset Intelligence for the Connected Age
TRANSACTION DETAILS

•
All-cash transaction of
$3.45 billion
•
Multiple of 10.9x on last 12
month EBITDA; 8.3x with
synergies
•
$100 million in run-rate
synergies
•
Fund with $3.25 billion in
debt and $200 million of
cash on hand
•
Efficient use of off-shore
cash
•
Accretive in first full year on
a cash EPS basis, post
closing
•
Deal ROIC exceeds cost of
capital by year three
•
Fully underwritten
financing commitment
from Morgan Stanley
•
$250 million revolver

Enterprise Asset Intelligence for the Connected Age
TRANSACTION DETAILS

•
Debt to adjusted EBITDA ratio of
approximately 5x at closing
•
Rapid debt pay-down strategy
•
Target: leverage of less than
3x by year three
•
Significant free cash
flow generation
•
Long-term expectations
– 4-5% sales growth,
before sales synergies
– 18-20% EBITDA margin

Enterprise Asset Intelligence for the Connected Age
CLEARLY DEFINED ROADMAP TO
INTEGRATION

•
Mike Terzich to head Integration Management Office
–
Senior leader with 25 years of industry experience
•
Execution plan and calendar
in place to ensure Day One
readiness
•
Complete transaction by
end of 2014

Enterprise Asset Intelligence for the Connected Age
THE ENTERPRISE
INTERNET OF THINGS

•
Data sensing, tracking and capturing devices
•
Secure wireless and wireline networks
•
Flexible, cloud-based
applications
•
Big data analytics for
actionable business
insights

Enterprise Asset Intelligence for the Connected Age
WE ARE UNITING LEADERS IN SIX
KEY TECHNOLOGIES

Cloud-Based Device
Management
RFID Location and
Motion Sensing
Data Capture and
Scanning
Barcode & Card
Printing
Mobile
Computing

product development engineers worldwide 1,700 INNOVATION IS IN OUR DNA 12 60 major solution releases in 2013 4,500 patents issued and pending 12 Enterprise Asset Intelligence for the Connected Age

Enterprise Asset Intelligence for the Connected Age
Used by retailers with over 70,000
retail stores in the US
WE MAKE RETAIL WORK

Self Service
Solutions
Mobile Payment
Solutions
RFID Tag
Solutions
Customer Engagement
Solutions
Access ID
Solutions

MODERN MANUFACTURING  AND
T&L ENTERPRISES
In facilities for all top 10 global manufacturers
Over 9 billion packages delivered in 2013

Put Away
Solutions
Cycle Counting
Solutions
Shipping/Receiving
Solutions
Picking
Solutions
Enterprise Asset Intelligence for the Connected Age

Enterprise Asset Intelligence for the Connected Age
… AS WELL AS TODAY’S
HEALTHCARE WORKSPACE
Providers using our devices handle over 300 million patient visits per year

Bedside Medication
Administration
Solutions
Specimen Label
Solutions
Positive Patient
ID Solutions
Personnel ID Solutions
Blood Labeling Solutions

Enterprise Asset Intelligence for the Connected Age SOLUTIONS TO 95% OF FORTUNE 500 COMPANIES 16

COMBINING TWO GREAT BUSINESSES Making the SMART and CONNECTED ENTERPRISE a Reality

QUESTIONS?

APPENDIX

Enterprise Asset Intelligence for the Connected Age
LTM EBITDA—UNAUDITED

LTM (last 12 months) EBITDA is computed as follows:
LTM 3/31/2014 ($ millions)
Motorola
Enterprise
Business Zebra Proforma
Operating Income 201 $                187 $                388 $
Plus:
Depreciation & amortization 69 $                   34 $                   103 $
Exit and restructuring costs 46 $                   14 $                   60 $
EBITDA 316 $                235 $                551 $

THANK YOU